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                                 EXHIBIT 24.1

                               POWER OF ATTORNEY
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                               POWER OF ATTORNEY
                               -----------------

          Each person whose signature appears below hereby constitutes and appoints Leo F. Wells, III and Douglas P. Williams, or either of them acting singly, as his true and lawful attorney-in-fact, for him and in his name, place and stead, to execute and sign any and all amendments, including any post-effective amendments, to the Registration Statement on Form S-11 of Wells Real Estate Investment Trust, Inc. or any additional Registration Statement filed pursuant to Rule 462 and to cause the same to be filed with the Securities and Exchange Commission hereby granting to said attorneys-in-fact and each of them full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorneys-in-fact or either of them may do or cause to be done by virtue of these presents.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below, effective as of July 30, 1999, by the following persons and in the capacities indicated below.


Signatures                               Title
----------                               -----

/s/ Leo F Wells, III                     President and Director
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Leo F. Wells, III                        (Principal Executive Officer)


/s/ Douglas P. Williams                  Executive Vice President (Principal
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Douglas P. Williams                      Financial and Accounting Officer)


/s/ John L. Bell                         Director
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John L. Bell


/s/ Richard W. Carpenter                 Director
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Richard W. Carpenter


/s/ Bud Carter                           Director
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Bud Carter
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/s/ William H. Keogler, Jr.              Director
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William H. Keogler, Jr.

/s/ Donald S. Moss
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Donald S. Moss                           Director


/s/ Walter W. Sessoms                    Director
---------------------------------
Walter W. Sessoms


/s/ Neil H. Strickland                   Director
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Neil H. Strickland

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